SUPPLEMENT DATED JUNE 13, 2013
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2013
OF
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The Statement of Additional Information is amended as follows:

Effective June 13, 2013, Charles B. Johnson has retired as chairman, director/trustee and officer of certain US-registered Franklin and Templeton funds (the "FT funds"). In addition, effective June 13, 2013, Rupert H. Johnson, Jr., director/trustee and vice president of certain FT funds, was appointed: to the boards of the FT funds for which he was not already a director/trustee, and was also appointed as chairman of the board for the FT funds. Gregory E. Johnson, director/trustee of certain FT funds, was appointed to the boards of the FT funds for which he was not already a director/trustee. Accordingly, the "Officers and Trustees - Interested Board Members and Officers" section has been revised as follows:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since June 2013	145	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
***Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since June 2013 and Trustee since 1988	135	None
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.				

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Trust.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

***Rupert H. Johnson, Jr. is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Please keep this supplement for future reference.